AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 1st Quarter 2014

For the periods ended March 31, 2014, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, 1-, 3-, and 10-year periods by 3, 1, 19, and 40 basis points, respectively, as shown below.

Performance for periods ended March 31, 2014 (Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.87%	(0.09%)	3.94%	4.66%	4.86%
HIT Total Net Rate of Return	1.75%	(0.53%)	3.49%	4.21%	4.43%
Barclays Capital Aggregate Bond Index	1.84%	(0.10%)	3.75%	4.80%	4.46%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Markets were volatile during the first quarter of 2014 as investors reacted to various headlines including mixed economic data in the U.S., changes to the Federal Reserve’s forward guidance for the fed funds rate, and the conflict in Ukraine. During the quarter, the yield curve flattened and longer term interest rates fell, leading to positive returns and a strong quarter for the HIT.

Positive contributions to the HIT’s performance in the first quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries tightened for both government-sponsored enterprise (GSE) and FHA/Ginnie Mae-insured multifamily MBS. Ginnie Mae permanent and construction/ permanent loan certificate spreads tightened by about 6 basis points (bps) and 17 bps, respectively. Fannie Mae multifamily DUS security spreads tightened across all structures, with the benchmark 10/9.5s contracting by about 6 bps and intermediate duration 7/6.5s tightening by 3 bps. The HIT had 22.6% of its portfolio invested in DUS securities across various structures as of March 31, 2014, whereas the Barclays Aggregate does not hold DUS securities.

●	Weak performance by Treasuries, the second worst performing major sector on an excess return basis. At the end of the quarter, the HIT had 5.8% allocated to Treasuries compared to 35.7% for the index.

●
Poor performance by agency single family MBS (RMBS), the worst performing major sector in the index with excess returns of -24 bps. The HIT is underweight in this sector with a 27.4% allocation versus 29.2% in the Barclays Aggregate at the end of March.

Negative impacts to the HIT’s performance included:

●
Very strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate, with excess returns of 70 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 23% of the index as of March 31, 2014.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -7, 49, 46, and 121 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 92% of the HIT portfolio is AAA-rated or carried a government or GSE guarantee compared to 72% for the Barclays Aggregate at the end of March.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                  2014 Q1 Highlights

●
The HIT’s overweight to spread-based assets as swap spreads widened for all maturities.  Two-year spreads widened by approximately 2 bps, while 5-year spreads widened by about 3.5 bps, and 10-year spreads increased by about 5.5 bps.

The market in 2014 should present good opportunities for the HIT.  Multifamily rental demand is likely to remain strong due to demographics, and older properties, especially in urban areas, will continue to need renovation. The HIT will continue to seek opportunities to invest in high quality construction-related assets, including Ginnie Mae and housing finance agency construction securities, and it will continue to add to its project pipeline for 2014 and beyond.

In this uncertain market environment, fixed-income remains an important asset class for diversified portfolios due to low levels of current and expected inflation, as well as the Federal Reserve’s commitment to maintain the federal funds rate close to zero into 2015 as it assesses progress towards its objectives for employment and inflation.  Long-term investors seeking income, high credit quality, and diversification should consider investing in the HIT.

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	1.34%	0	5.14
Agencies	1.24%	30	4.16
Single family agency MBS (RMBS)	1.59%	-24	5.51
Corporates	2.94%	70	7.03
Commercial MBS (CMBS)	1.29%	65	3.26
Asset-backed securities (ABS)	0.54%	19	2.41
   Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	12/31/2013	3/31/14	Change
3 Month	0.068%	0.033%	-0.035%
6 Month	0.089%	0.056%	-0.033%
1 Year	0.114%	0.114%	0.000%
2 Year	0.382%	0.420%	0.038%
3 Year	0.766%	0.869%	0.104%
5 Year	1.743%	1.719%	-0.024%
7 Year	2.452%	2.300%	-0.152%
10 Year	3.029%	2.719%	-0.310%
30 Year	3.969%	3.559%	-0.410%
               Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                  2014 Q1 Highlights

Portfolio Data as of March 31, 2014

Net Assets	$4,600,489,222
Portfolio Effective Duration	4.976 years
Portfolio Average Coupon	3.70%
Portfolio Current Yield	3.69%
Portfolio Yield to Worst	2.84%
Convexity	0.050
Maturity	9.442 years
Average Price	103.09
Number of Holdings	916

Portfolio Percentage in Each of the Following Categories: 1

Multifamily MBS	62.61%
Agency Single-Family MBS	27.36%
U.S. Treasury	5.81%
AAA Private-Label CMBS	2.32%
Cash & Short-Term Securities	1.90%

Portfolio Percentage in Each of the Following Categories: 1

Agency Single-Family MBS	27.36%
CMBS – Agency Multifamily*	56.04%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	5.81%
State Housing Bonds	7.63%
Construction & Permanent Mortgages	1.26%
Cash & Short-Term Securities	1.90%
 * Includes multifamily MBS (49.27%), AAA Private-Label CMBS (2.32%), and multifamily Construction MBS (4.45%).

Geographical Distribution of Long-Term Portfolio:2

West	6.77%
Midwest	15.87%
South	2.40%
East	26.21%
National Mortgage Pools	48.75%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                  2014 Q1 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	1.90%	5-5.99 years	8.77%
0-0.99 years	10.97%	6-6.99 years	12.15%
1-1.99 years	8.44%	7-7.99 years	8.01%
2-2.99 years	14.77%	8-8.99 years	6.51%
3-3.99 years	9.48%	9-9.99 years	5.13%
4-4.99 years	10.00%	Over 10 years	3.87%

Maturity Distribution (based on average life):

0 – 1 year	5.92%
1 – 2.99 years	18.86%
3 – 4.99 years	17.62%
5 – 6.99 years	25.44%
7 – 9.99 years	21.81%
10 – 19.99 years	7.19%
Greater than 20 years	3.16%

Quality Distribution: 3

U.S. Government or Agency	88.26%
AAA	2.32%
AA	4.31%
A	2.19%
Not Rated	1.02%
Cash	1.90%

Bond Sector Distribution: 3,4

MBS	94.08%
Treasury	5.92%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.